UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 17, 2011

Comstock Homebuilding Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 SUNSET HILLS ROAD, FOURTH FLOOR

RESTON, VIRGINIA 20910

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 883-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Comstock Homebuilding Companies, Inc. (the “Corporation”) held its Annual Meeting of Stockholders on June 17, 2011 (the “Annual Meeting”). At the Annual Meeting, four proposals were submitted to, and approved by, the Corporation’s stockholders. The proposals are described in more detail in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on May 17, 2011. The final voting results are below. Each holder of Class B common stock was entitled to fifteen votes per share of Class B common stock and each holder of Class A common stock was entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote.

Proposal 1

The Corporation’s stockholders elected the following directors to serve for a three-year term ending at the 2014 Annual Meeting of Stockholders, or until their respective successors are elected and qualified or until their earlier resignation or removal. The voting results are set forth below:

	Votes For		Votes Withheld *	Broker Non-vote *
	Class A	Class B
David M. Guernsey	7,346,133	2,733,500	57,373	7,756,315
James A. MacCutcheon	7,344,167	2,733,500	59,339	7,756,315
Robert P. Pincus	7,352,767	2,733,500	50,739	7,756,315

Proposal 2

The Corporation’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The voting results are set forth below:

Votes For		Votes Against *	Votes Withheld *	Broker Non-vote *
Class A	Class B
15,040,758	2,733,500	108,210	10,852	0

Proposal 3

The Corporation’s stockholders approved a Section 382 Rights Agreement to help protect the tax benefits primarily associated with our net operating losses, which is further described in our definitive proxy statement. The proposal received the following votes:

Votes For		Votes Against *	Votes Withheld *	Broker Non-vote *
Class A	Class B
14,689,982	2,733,500	244,842	224,896	0

Proposal 4

The Corporation’s stockholders approved an amendment to the Certificate of Incorporation to provide an adjustment to the voting power of the Class B common stock if the rights under the Section 382 Rights Agreement become exercisable or if the rights issued thereunder are exchanged for shares of Class A common stock. The amendment received the following votes:

Votes For		Votes Against *	Votes Withheld *	Broker Non-vote *
Class A	Class B
5,192,982	2,733,500	2,189,798	20,726	7,756,315

*	Represents Class A common stock. All outstanding Class B common stock was voted at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2011

COMSTOCK HOMEBUILDING COMPANIES, INC.

By:	/s/ Christopher Clemente
Christopher Clemente, Chief Executive Officer